UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2005

RSA Security Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25120	04-2916506
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 515-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2005, RSA Security Inc. and Charles R. Stuckey, Jr., a member of RSA Security’s Board of Directors, entered into a letter agreement specifying the process by which RSA Security will continue to provide medical and dental benefits to Mr. Stuckey and his wife after Mr. Stuckey’s retirement, as required by the Third Amended and Restated Employment Agreement, dated as of December 27, 2001 between RSA Security and Mr. Stuckey. The letter agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

See the Exhibit Index attached to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.

July 20, 2005	By:	/s/Jeffrey D. Glidden

Name: Jeffrey D. Glidden
Title: Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Letter agreement, dated July 19, 2005, between RSA Security Inc. and Charles R. Stuckey, Jr.